PRESS RELEASE FINANCIAL SUPPLEMENT
FOURTH QUARTER 2002

J.P. MORGAN CHASE & CO. TABLE OF CONTENTS

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — REPORTED BASIS (in millions, except per share and ratio data)

						4QTR 2002				2002
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)		FULL YEAR		Over (Under)
	2002	2002	2002	2002	2001	3Q 2002	4Q 2001	2002	2001	2001

REVENUE
Investment Banking Fees	$678	$545	$785	$755	$931	24%	(27)%	$2,763	$3,612	(24)%
Trading Revenue	585	(21)	731	1,299	355	NM	65	2,594	4,918	(47)
Fees and Commissions	2,282	3,005	2,885	2,584	2,493	(24)	(8)	10,756	9,481	13
Private Equity — Realized Gains (Losses)	(45)	(40)	(10)	(10)	81	(13)	NM	(105)	651	NM
Private Equity — Unrealized Gains (Losses)	(23)	(275)	(115)	(228)	(505)	92	95	(641)	(1,884)	66
Securities Gains	747	578	124	114	202	29	270	1,563	866	80
Other Revenue (a)	290	419	292	157	151	(31)	92	1,158	898	29

Total Noninterest Revenue	4,514	4,211	4,692	4,671	3,708	7	22	18,088	18,542	(2)
Interest Income	6,184	6,316	6,498	6,286	6,823	(2)	(9)	25,284	32,181	(21)
Interest Expense	3,203	3,580	3,616	3,359	3,879	(11)	(17)	13,758	21,379	(36)

Net Interest Income	2,981	2,736	2,882	2,927	2,944	9	1	11,526	10,802	7

Revenue before Provision for Credit Losses	7,495	6,947	7,574	7,598	6,652	8	13	29,614	29,344	1
Provision for Credit Losses (a)	921	1,836	821	753	1,468	(50)	(37)	4,331	3,182	36

TOTAL NET REVENUE	6,574	5,111	6,753	6,845	5,184	29	27	25,283	26,162	(3)

NONINTEREST EXPENSE
Compensation Expense	3,032	2,367	2,761	2,823	2,622	28	16	10,983	11,844	(7)
Occupancy Expense (b)	425	478	365	338	334	(11)	27	1,606	1,348	19
Technology and Communications Expense	635	625	629	665	640	2	(1)	2,554	2,631	(3)
Amortization of Intangibles	82	80	92	69	187	3	(56)	323	729	(56)
Other Expense	1,294	1,168	1,118	1,208	1,128	11	15	4,788	4,521	6
Surety Settlement and Litigation Reserve (b)	1,300	—	—	—	—	NM	NM	1,300	—	NM
Merger and Restructuring Costs	393	333	229	255	841	18	(53)	1,210	2,523	(52)

TOTAL NONINTEREST EXPENSE	7,161	5,051	5,194	5,358	5,752	42	24	22,764	23,596	(4)

Income (Loss) before Income Tax Expense and Effect
of Accounting Change	(587)	60	1,559	1,487	(568)	NM	(3)	2,519	2,566	(2)
Income Tax Expense (Benefit)	(200)	20	531	505	(236)	NM	15	856	847	1

INCOME (LOSS) BEFORE EFFECT OF ACCTG. CHG	(387)	40	1,028	982	(332)	NM	(17)	1,663	1,719	(3)
Net Effect of Change in Accounting Principle	—	—	—	—	—	NM	NM	—	(25)	NM

NET INCOME (LOSS)	$(387)	$40	$1,028	$982	$(332)	NM	(17)	$1,663	$1,694	(2)

NET INCOME (LOSS) PER COMMON SHARE (c)
Basic	$(0.20)	$0.01	$0.51	$0.49	$(0.18)	NM	(11)	$0.81	$0.83	(2)
Diluted	(0.20)	0.01	0.50	0.48	(0.18)	NM	(11)	0.80	0.80	—
PERFORMANCE RATIOS
Return on Average Assets	NM	0.02%	0.56%	0.55%	NM	NM	NM	0.23%	0.23%	—	bp
Return on Average Common Equity	NM	0.3	10.0	9.7	NM	NM	NM	3.9	3.9	—
FULL-TIME EQUIVALENT EMPLOYEES (d)	94,335	95,637	95,878	96,938	95,812	(1)%	(2)%

Note: Prior periods have been adjusted to conform with current methodologies.

(a)	In the third quarter of 2002, the “Provision for Loan Losses” was renamed “Provision for Credit Losses” and now includes the aggregate amount of the provisions for loan losses and for lending-related commitments. The prior period provision for lending-related commitments was reclassified from “Other Revenue” to the “Provision for Credit Losses”.

(b)	In the fourth quarter of 2002, a $1,300 million (pre-tax) charge was recorded related to the settlement of the Enron surety litigation and the establishment of a litigation reserve for certain material litigation, proceedings and investigations. In the third quarter of 2002, $98 million (pre-tax) in real estate charges were recorded in “Occupancy Expense” on a reported basis.

(c)	Basic and diluted earnings per share have been reduced by $0.01 in full year 2001 due to the impact of the adoption of SFAS 133 relating to the accounting for derivative instruments and hedging activities.

(d)	Represents actual period end amount for each respective quarter.

J.P. MORGAN CHASE & CO. LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY (in millions, except per share and ratio data)

	4QTR	3QTR	2QTR	1QTR	4QTR	4QTR 2002 Over (Under)				FULL YEAR		2002 Over (Under)
	2002	2002	2002	2002	2001	3Q 2002		4Q 2001		2002	2001	2001

OPERATING REVENUE
Investment Bank	$3,299	$2,419	$3,086	$3,595	$3,089	36%		7%		$12,399	$14,671	(15)%
Treasury & Securities Services	968	1,068	1,031	979	969	(9)		—		4,046	3,978	2
Investment Management & Private Banking	655	700	739	774	764	(6)		(14)		2,868	3,226	(11)
Chase Financial Services	3,356	3,690	3,421	3,074	2,884	(9)		16		13,541	10,951	24
JPMorgan Partners	(79)	(370)	(193)	(312)	(469)	79		83		(954)	(1,470)	35
Corporate (a)	(274)	(206)	(176)	(191)	(321)	(33)		15		(847)	(964)	12

OPERATING REVENUE (b)	$7,925	$7,301	$7,908	$7,919	$6,916	9		15		$31,053	$30,392	2

EARNINGS
Investment Bank	$361	$(250)	$493	$761	$382	NM		(5)		$1,365	$2,918	(53)
Treasury & Securities Services	140	214	178	145	150	(35)		(7)		677	632	7
Investment Management & Private Banking	43	99	113	129	103	(57)		(58)		384	479	(20)
Chase Financial Services	500	797	679	514	324	(37)		54		2,490	1,538	62
JPMorgan Partners	(91)	(283)	(168)	(247)	(348)	68		74		(789)	(1,116)	29
Corporate (a)	(223)	(252)	(116)	(152)	(255)	12		13		(743)	(649)	(14)

OPERATING EARNINGS (b)	730	325	1,179	1,150	356	125		105		3,384	3,802	(11)
Net Effect of Change in Accounting Principle	—	—	—	—	—	NM		NM		—	(25)	NM
Special Items (Net of Taxes):
Merger and Restructuring Costs	(259)	(220)	(151)	(168)	(579)	(18)		55		(798)	(1,690)	53
Real Estate Charge	—	(65)	—	—	—	NM		NM		(65)	—	NM
Surety Settlement and Litigation Reserve	(858)	—	—	—	—	NM		NM		(858)	—	NM
Amortization of Goodwill, Net of Taxes	—	—	—	—	(109)	NM		NM		—	(393)	NM

NET INCOME (LOSS) (b)	$(387)	$40	$1,028	$982	$(332)	NM		(17)		$1,663	$1,694	(2)

EARNINGS PER SHARE — DILUTED
OPERATING EARNINGS (b)	$0.36	$0.16	$0.58	$0.57	$0.17	125		112		$1.66	$1.85	(10)
Net Effect of Change in Accounting Principle	—	—	—	—	—	NM		NM		—	(0.01)	NM
Special Items (Net of Taxes):
Merger and Restructuring Costs	(0.13)	(0.12)	(0.08)	(0.09)	(0.29)	(8)		55		(0.40)	(0.85)	53
Real Estate Charge	—	(0.03)	—	—	—	NM		NM		(0.03)	—	NM
Surety Settlement and Litigation Reserve	(0.43)	—	—	—	—	NM		NM		(0.43)	—	NM
Amortization of Goodwill, Net of Taxes	—	—	—	—	(0.05)	NM		NM		—	(0.19)	NM

NET INCOME (LOSS)(b)(c)	$(0.20)	$0.01	$0.50	$0.48	$(0.18)	NM		(11)		$0.80	$0.80	—

OPERATING RETURN ON COMMON EQUITY
Investment Bank	7.6%	NM	10.7%	16.3%	7.9%	NM		(30)	bp	7.4%	15.2%	(780	)bp
Treasury & Securities Services	18.8	28.2%	23.1	19.5	20.7	(940)	bp	(190)		22.5	21.2	130
Investment Management & Private Banking	2.6	6.4	7.2	8.5	6.6	(380)		(400)		6.2	7.5	(130)
Chase Financial Services	19.2	30.2	26.1	20.5	13.5	(1,100)		570		24.1	16.7	740
OPERATING RETURN ON COMMON EQUITY(b)	6.8	2.9	11.4	11.4	3.3	390		350		8.1	9.0	(90)

(a)	Includes Support Units and the effect remaining at the corporate level after the implementation of management accounting policies.

(b)	Represents consolidated JPMorgan Chase.

(c)	Diluted EPS for the fourth quarter of 2001 is reported as $(0.18) which equals basic EPS, instead of $(0.17), since using diluted average shares outstanding would cause antidilution. As a result, the net loss earnings per share does not foot by $(0.01).

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

						4QTR 2002						2002
						Over (Under)				FULL YEAR		Over (Under)
	4QTR	3QTR	2QTR	1QTR	4QTR
	2002	2002	2002	2002	2001	3Q 2002		4Q 2001		2002	2001	2001

OPERATING REVENUE
Investment Banking Fees	$678	$545	$785	$755	$931	24%		(27)%		$2,763	$3,612	(24)%
Trading-Related Revenue (Includes Trading NII)	1,253	365	1,136	1,720	904	243		39		4,474	6,279	(29)
Fees and Commissions	2,052	2,768	2,745	2,493	2,340	(26)		(12)		10,058	9,141	10
Private Equity — Realized Gains (Losses)	(45)	(40)	(10)	(10)	81	(13)		NM		(105)	651	NM
Private Equity — Unrealized Gains (Losses)	(23)	(275)	(115)	(228)	(505)	92		95		(641)	(1,884)	66
Securities Gains	747	578	124	114	202	29		270		1,563	866	80
Other Revenue	303	409	273	137	138	(26)		120		1,122	881	27
Net Interest Income (Excludes Trading NII)	2,960	2,951	2,970	2,938	2,825	—		5		11,819	10,846	9

TOTAL OPERATING REVENUE	7,925	7,301	7,908	7,919	6,916	9		15		31,053	30,392	2

OPERATING EXPENSE
Compensation Expense (a)	2,593	2,259	2,642	2,743	2,622	15		(1)		10,237	11,844	(14)
Noncompensation Expense (a) (b)	2,375	2,239	2,161	2,254	2,138	6		11		9,029	8,644	4

Operating Expense (Excludes Severance and Related Costs)	4,968	4,498	4,803	4,997	4,760	10		4		19,266	20,488	(6)
Severance and Related Costs	500	122	162	106	—	310		NM		890	—	NM

TOTAL OPERATING EXPENSE	5,468	4,620	4,965	5,103	4,760	18		15		20,156	20,488	(2)
Credit Costs	1,351	2,190	1,155	1,074	1,732	(38)		(22)		5,770	4,230	36

Operating Income before Income Tax Expense	1,106	491	1,788	1,742	424	125		161		5,127	5,674	(10)
Income Tax Expense	376	166	609	592	68	127		NM		1,743	1,872	(7)

OPERATING EARNINGS	$730	$325	$1,179	$1,150	$356	125		105		$3,384	$3,802	(11)

OPERATING BASIS
Diluted Earnings per Share	$0.36	$0.16	$0.58	$0.57	$0.17	125		112		$1.66	$1.85	(10)
Shareholder Value Added	(551)	(964)	(57)	(59)	(915)	43		40		(1,631)	(1,247)	(31)
Return on Average Managed Assets	0.37%	0.17%	0.62%	0.63%	0.19%	20	bp	18	bp	0.45%	0.50%	(5	)bp
Return on Common Equity	6.8	2.9	11.4	11.4	3.3	390		350		8.1	9.0	(90)
Common Dividend Payout Ratio	96	222	59	60	199	NM		NM		83	73	1,000
Effective Income Tax Rate	34	34	34	34	16	—		1,800		34	33	100
Compensation Expense as a % of Operating Revenue	33	31	33	35	38	200		(500)		33	39	(600)
Noncompensation Expense as a % of Operating Revenue	30	31	27	28	31	(100)		(100)		29	28	100
Overhead Ratio	69	63	63	64	69	600		—		65	67	(200)
Overhead Ratio (Excl. Severance and Related Costs)	63	62	61	63	69	100		(600)		62	67	(500)

Note: Prior periods have been adjusted to conform with current methodologies.

(a)	The Compensation and Noncompensation Expense categories include severance and other related costs associated with expense containment programs implemented in 2002. For purposes of reviewing results on an operating basis, these costs have been reclassified to a separate line.

(b)	Includes Occupancy Expense, Technology and Communications Expense, Amortization of Intangibles and Other Expense.

J.P. MORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

						4QTR 2002				2002
						Over (Under)		FULL YEAR		Over (Under)
	4QTR	3QTR	2QTR	1QTR	4QTR
	2002	2002	2002	2002	2001	3Q 2002	4Q 2001	2002	2001	2001

REVENUE
TRADING REVENUE
Reported	$585	$(21)	$731	$1,299	$355	NM	65%	$2,594	$4,918	(47)%
Trading-Related NII	668	386	405	421	549	73%	22	1,880	1,361	38

Operating	$1,253	$365	$1,136	$1,720	$904	243	39	$4,474	$6,279	(29)

CREDIT CARD REVENUE (a)
Reported	$807	$806	$669	$587	$662	—	22	$2,869	$2,108	36
Credit Card Securitizations	(230)	(237)	(140)	(91)	(153)	3	(50)	(698)	(340)	(105)

Operating	$577	$569	$529	$496	$509	1	13	$2,171	$1,768	23

OTHER REVENUE
Reported	$290	$419	$292	$157	$151	(31)	92	$1,158	$898	29
Credit Card Securitizations	13	(10)	(19)	(20)	(13)	NM	NM	(36)	(17)	112

Operating	$303	$409	$273	$137	$138	(26)	120	$1,122	$881	27

NET INTEREST INCOME
Reported	$2,981	$2,736	$2,882	$2,927	$2,944	9	1	$11,526	$10,802	7
Credit Card Securitizations	647	601	493	432	430	8	50	2,173	1,405	55
Trading-Related NII	(668)	(386)	(405)	(421)	(549)	73	22	(1,880)	(1,361)	38

Operating	$2,960	$2,951	$2,970	$2,938	$2,825	—	5	$11,819	$10,846	9

TOTAL REVENUE
Reported	$7,495	$6,947	$7,574	$7,598	$6,652	8	13	$29,614	$29,344	1
Credit Card Securitizations	430	354	334	321	264	21	63	1,439	1,048	37

Total Operating Revenue	$7,925	$7,301	$7,908	$7,919	$6,916	9	15	$31,053	$30,392	2

NONINTEREST EXPENSE
Reported	$7,161	$5,051	$5,194	$5,358	$5,752	42	24	$22,764	$23,596	(4)
Merger and Restructuring Costs	(393)	(333)	(229)	(255)	(841)	18	(53)	(1,210)	(2,523)	(52)
Surety Settlement and Litigation Reserve	(1,300)	—	—	—	—	NM	NM	(1,300)	—	NM
Real Estate Reserves	—	(98)	—	—	—	NM	NM	(98)	—	NM
Amortization of Goodwill	—	—	—	—	(151)	NM	NM	—	(585)	NM

Total Operating Expense	$5,468	$4,620	$4,965	$5,103	$4,760	18	15	$20,156	$20,488	(2)

CREDIT COSTS
Provision for Credit Losses — Reported	$921	$1,836	$821	$753	$1,468	(50)	(37)	$4,331	$3,182	36
Credit Card Securitizations	430	354	334	321	264	21	63	1,439	1,048	37

Credit Costs — Operating	$1,351	$2,190	$1,155	$1,074	$1,732	(38)	(22)	$5,770	$4,230	36

(a)	Included in Fees and Commissions.

SEGMENT DETAIL

J.P. MORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratios)

						4QTR 2002						2002
						Over (Under)				FULL YEAR		Over (Under)
	4QTR	3QTR	2QTR	1QTR	4QTR
	2002	2002	2002	2002	2001	3Q 2002		4Q 2001		2002	2001	2001

OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Includes Trading NII):
Fixed Income and Other	$1,284	$629	$1,022	$1,493	$957	104%		34%		$4,428	$4,979	(11)%
Equities	(30)	(255)	95	201	63	88		NM		11	1,189	(99)

	1,254	374	1,117	1,694	1,020	235		23		4,439	6,168	(28)
Investment Banking Fees	650	529	781	736	931	23		(30)		2,696	3,591	(25)
Net Interest Income	629	632	637	715	789	—		(20)		2,613	2,943	(11)
Fees and Commissions	357	422	420	385	370	(15)		(4)		1,584	1,501	6
Securities Gains	376	465	108	127	165	(19)		128		1,076	538	100
All Other Revenue	33	(3)	23	(62)	(186)	NM		NM		(9)	(70)	87

TOTAL OPERATING REVENUE	3,299	2,419	3,086	3,595	3,089	36		7		12,399	14,671	(15)

EXPENSE:
Compensation Expense	1,058	715	1,053	1,126	1,124	48		(6)		3,952	5,286	(25)
Noncompensation Expense	876	830	824	909	733	6		20		3,439	3,496	(2)

Operating Expense (Excludes Severance and Related Costs)	1,934	1,545	1,877	2,035	1,857	25		4		7,391	8,782	(16)
Severance and Related Costs (a)	338	79	124	46	—	328		NM		587	—	NM

TOTAL OPERATING EXPENSE	2,272	1,624	2,001	2,081	1,857	40		22		7,978	8,782	(9)

Operating Margin	1,027	795	1,085	1,514	1,232	29		(17)		4,421	5,889	(25)
Credit Costs	489	1,315	306	282	618	(63)		(21)		2,392	1,148	108

Operating Income (Loss) Before Income Tax Expense	538	(520)	779	1,232	614	NM		(12)		2,029	4,741	(57)
Income Tax Expense (Benefit)	177	(270)	286	471	232	NM		(24)		664	1,823	(64)

OPERATING EARNINGS (LOSS)	$361	$(250)	$493	$761	$382	NM		(5)		$1,365	$2,918	(53)

Average Common Equity	$18,643	$17,566	$18,293	$18,798	$18,858	6		(1)		$18,323	$18,964	(3)
Average Assets	514,993	494,259	502,847	467,214	510,608	4		1		494,958	510,282	(3)
Shareholder Value Added	(207)	(787)	(59)	200	(194)	74		(7)		(853)	615	NM
Return on Common Equity	7.6%	NM	10.7%	16.3%	7.9%	NM		(30	)bp	7.4%	15.2%	(780	)bp
Overhead Ratio	69	67%	65	58	60	200	bp	900		64	60	400
Overhead Ratio Excl. Severance and Related Costs	59	64	61	57	60	(500)		(100)		60	60	—
Compensation Expense as a % of Operating Revenue Excl. Severance and Related Costs	32	30	34	31	36	200		(400)		32	36	(400)
FULL-TIME EQUIVALENT EMPLOYEES (b)	14,837	16,051	16,407	17,367	17,619	(8)%		(16)%

Note: Prior periods have been adjusted to conform with current methodologies.

(a)	For the full year 2002, includes $503 million of severance and $84 million of related costs.

(b)	Represents actual period end amount for each respective quarter.

J.P. MORGAN CHASE & CO. INVESTMENT BANK BUSINESS-RELATED METRICS (in millions)

						4QTR 2002				2002
						Over (Under)		FULL YEAR		Over (Under)
	4QTR	3QTR	2QTR	1QTR	4QTR
	2002	2002	2002	2002	2001	3Q 2002	4Q 2001	2002	2001	2001

BUSINESS REVENUE:
INVESTMENT BANKING FEES
Advisory	$216	$139	$194	$194	$269	55%	(20)%	$743	$1,248	(40)%
Underwriting and Other Fees	434	390	587	542	662	11	(34)	1,953	2,343	(17)

TOTAL	650	529	781	736	931	23	(30)	2,696	3,591	(25)

CAPITAL MARKETS & LENDING
Fixed Income	1,552	882	1,250	1,733	1,288	76	20	5,417	6,215	(13)
Treasury	580	606	268	385	487	(4)	19	1,839	1,521	21
Credit Portfolio	323	409	412	299	66	(21)	389	1,443	1,092	32
Equities	194	(7)	375	442	317	NM	(39)	1,004	2,252	(55)

TOTAL	2,649	1,890	2,305	2,859	2,158	40	23	9,703	11,080	(12)

TOTAL OPERATING REVENUE	$3,299	$2,419	$3,086	$3,595	$3,089	36	7	$12,399	$14,671	(15)

MEMO:
CAPITAL MARKETS & LENDING TOTAL RETURN REVENUE (a)
Fixed Income	$1,467	$915	$1,322	$1,690	$1,319	60	11	$5,394	$6,301	(14)
Treasury	467	363	215	469	309	29	51	1,514	950	59
Credit Portfolio	323	409	412	299	66	(21)	389	1,443	1,092	32
Equities	194	(7)	375	442	317	NM	(39)	1,004	2,252	(55)

TOTAL	$2,451	$1,680	$2,324	$2,900	$2,011	46	22	$9,355	$10,595	(12)

MARKET SHARE / RANKINGS: (b)
Global Syndicated Loans	19% / #1	21% / #1	28% / #1	21% / #1	25% / #1			23% / #1	27% / #1
U.S. Investment Grade Bonds	14% / #2	14% / #2	18% / #2	16% / #2	13% / #2			16% / #2	14% / #2
Euro-Denominated Corporate International Bonds	7% / #5	5% / #9	5% / #7	6% / #4	6% / #6			6% / #4	7% / #3
Global Equity and Equity-Related	4% / #9	2% / #12	6% / #6	5% / #6	5% / #8			5% / #8	4% / #9
U.S. Equity and Equity-Related	5% / #7	3% / #7	9% / #5	5% / #7	8% / #6			6% / #6	4% / #8
Global Announced M&A	15% / #5	12% / #9	19% / #2	13% / #7	33% / #1			15% / #5	22% / #4

Note: Prior periods have been adjusted to conform with current methodologies.

(a)	Total return revenues include operating revenues plus the unrealized gains or losses on third-party or internally transfer priced assets and liabilities in treasury and fixed income activities, which are not accounted for on a mark-to-market basis through earnings.

(b)	Derived from Thomson Financial Securities Data which reflects subsequent updates to prior period information. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. U.S. Equity and Equity-Related adjusted to reflect all equity issuances in the U.S. market for both U.S. and foreign issuers.

J.P. MORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios)

						4QTR 2002						2002
						Over (Under)				FULL YEAR		Over (Under)
	4QTR	3QTR	2QTR	1QTR	4QTR
	2002	2002	2002	2002	2001	3Q 2002		4Q 2001		2002	2001	2001

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$593	$615	$630	$608	$576	(4)%			3%	$2,446	$2,291		7%
Net Interest Income	354	351	348	337	349	1			1	1,390	1,472		(6)
All Other Revenue	21	102	53	34	44	(79)			(52)	210	215		(2)

TOTAL OPERATING REVENUE	968	1,068	1,031	979	969	(9)			—	4,046	3,978		2

EXPENSE:
Compensation Expense	284	290	301	304	275	(2)			3	1,179	1,150		3
Noncompensation Expense	465	450	456	451	464	3			—	1,822	1,856		(2)

TOTAL OPERATING EXPENSE	749	740	757	755	739	1			1	3,001	3,006		—

Operating Margin	219	328	274	224	230	(33)			(5)	1,045	972		8
Credit Costs	2	(1)	(1)	1	2	NM			—	1	7		(86)

Operating Income Before Income Tax Expense	217	329	275	223	228	(34)			(5)	1,044	965		8
Income Tax Expense	77	115	97	78	78	(33)			(1)	367	333		10

OPERATING EARNINGS	$140	$214	$178	$145	$150	(35)			(7)	$677	$632		7

Average Common Equity	$2,937	$2,994	$3,075	$2,987	$2,862	(2)			3	$2,998	$2,958		1
Average Assets	19,535	16,170	19,139	17,225	18,684	21			5	18,018	18,794		(4)
Shareholder Value Added	50	122	85	56	63	(59)			(21)	313	272		15
Return on Common Equity	18.8%	28.2%	23.1%	19.5%	20.7%	(940	)bp	(190	)bp	22.5%	21.2%	130	bp
Overhead Ratio	77	69	73	77	76	800			100	74	76		(200)
FULL-TIME EQUIVALENT EMPLOYEES (a)	14,416	14,716	14,840	15,216	14,367	(2)%			—%
OPERATING REVENUE BY BUSINESS:
Treasury Services	$503	$506	$478	$481	$476	(1)			6	$1,968	$1,873		5%
Investor Services	333	389	422	386	389	(14)			(14)	1,530	1,676		(9)
Institutional Trust Services	228	223	224	206	192	2			19	881	774		14
Other	(96)	(50)	(93)	(94)	(88)	(92)			(9)	(333)	(345)		3

Total Treasury & Securities Services	$968	$1,068	$1,031	$979	$969	(9)			—	$4,046	$3,978		2

Note: Prior periods have been adjusted to conform with current methodologies.

(a)	Represents actual period end amount for each respective quarter.

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING FINANCIAL HIGHLIGHTS (in millions, except ratios)

							4QTR 2002						2002
							Over (Under)				FULL YEAR		Over (Under)
	4QTR		3QTR	2QTR	1QTR	4QTR
	2002		2002	2002	2002	2001	3Q 2002		4Q 2001		2002	2001	2001

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$507		$519	$560	$590	$581	(2)%		(13)%		$2,176	$2,399		(9)%
Net Interest Income	114		125	123	121	144	(9)		(21)		483	587		(18)
All Other Revenue	34		56	56	63	39	(39)		(13)		209	240		(13)

TOTAL OPERATING REVENUE	655		700	739	774	764	(6)		(14)		2,868	3,226		(11)

EXPENSE:
Compensation Expense	310		267	261	286	287	16		8		1,124	1,303		(14)
Noncompensation Expense	308		290	316	298	319	6		(3)		1,212	1,267		(4)

TOTAL OPERATING EXPENSE	618		557	577	584	606	11		2		2,336	2,570		(9)

Operating Margin	37		143	162	190	158	(74)		(77)		532	656		(19)
Credit Costs	13		26	23	23	30	(50)		(57)		85	35		143

Operating Income Before Income Tax Expense	24		117	139	167	128	(79)		(81)		447	621		(28)
Income Tax Expense	(19)		18	26	38	25	NM		NM		63	142		(56)

OPERATING EARNINGS	$43		$99	$113	$129	$103	(57)		(58)		$384	$479		(20)

Average Common Equity	$6,134		$6,039	$6,179	$6,110	$6,106	2		—		$6,115	$6,275		(3)
Average Assets	33,522		34,968	36,478	38,007	36,529	(4)		(8)		35,729	36,896		(3)
Shareholder Value Added	(145)		(85)	(74)	(53)	(83)	(71)		(75)		(357)	(284)		(26)
Return on Common Equity	2.6%		6.4%	7.2%	8.5%	6.6%	(380	)bp	(400	)bp	6.2%	7.5%	(130	)bp
Overhead Ratio	94		80	78	75	79	1,400		1,500		81	80		100
FULL-TIME EQUIVALENT EMPLOYEES (a)	7,793		8,046	8,075	8,002	8,162	(3)%		(5)%
(in billions)
ASSETS UNDER MANAGEMENT (b)	$516	(c)	$497	$545	$585	$606	4		(15)
Private Banking	129	(c)	121	135	142	142	7		(9)
Institutional	324	(c)	314	343	374	405	3		(20)
Retail	63	(c)	62	67	69	59	2		7
ASSETS UNDER MANAGEMENT	$516	(c)	$497	$545	$585	$606	4		(15)
Americas	362	(c)	348	380	421	442	4		(18)
Europe and Asia	154	(c)	149	165	164	164	3		(6)
ASSETS UNDER MANAGEMENT	$516	(c)	$497	$545	$585	$606	4		(15)
Fixed Income and Cash	297	(c)	283	293	312	329	5		(10)
Equities and Other	219	(c)	214	252	273	277	2		(21)
ASSETS UNDER SUPERVISION (d)	$636	(c)	$615	$686	$722	$756	3		(16)

Note: Prior periods have been adjusted to conform with current methodologies.

(a)	Represents actual period end amount for each respective quarter.

(b)	Assets under management represent assets actively managed by Investment Management & Private Banking on behalf of institutional and Private Banking clients. Excludes assets managed at American Century Companies Inc., in which the Firm has a 45% ownership interest.

(c)	Estimated

(d)	Assets under supervision represent assets under management as well as custody, restricted stock, deposit, and brokerage accounts.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS FINANCIAL HIGHLIGHTS (in millions, except ratios)

						4QTR 2002				2002
						Over (Under)		FULL YEAR		Over (Under)
	4QTR	3QTR	2QTR	1QTR	4QTR
	2002	2002	2002	2002	2001	3Q 2002	4Q 2001	2002	2001	2001

OPERATING INCOME STATEMENT
REVENUE:
Private Equity:
Realized Gains (Losses)	$(26)	$(40)	$(12)	$(13)	$107	35%	NM	$(91)	$675	NM
Unrealized Gains (Losses)	(27)	(259)	(114)	(242)	(505)	90	95%	(642)	(1,858)	65%

Total Private Equity Gains (Losses)	(53)	(299)	(126)	(255)	(398)	82	87	(733)	(1,183)	38
Net Interest Income (Loss)	(71)	(76)	(87)	(87)	(83)	7	14	(321)	(350)	8
Fees and Other Revenue	45	5	20	30	12	NM	275	100	63	59

TOTAL OPERATING REVENUE	(79)	(370)	(193)	(312)	(469)	79	83	(954)	(1,470)	35

EXPENSE:
Compensation Expense	24	33	34	37	36	(27)	(33)	128	144	(11)
Noncompensation Expense	44	45	40	41	44	(2)	—	170	149	14

TOTAL OPERATING EXPENSE	68	78	74	78	80	(13)	(15)	298	293	2

Operating Income (Loss) Before Income Tax Expense	(147)	(448)	(267)	(390)	(549)	67	73	(1,252)	(1,763)	29
Income Tax Expense (Benefit)	(56)	(165)	(99)	(143)	(201)	66	72	(463)	(647)	28

OPERATING EARNINGS (LOSS)	$(91)	$(283)	$(168)	$(247)	$(348)	68	74	$(789)	$(1,116)	29

Average Common Equity	$5,300	$5,366	$5,470	$5,687	$6,105	(1)	(13)	$5,454	$6,475	(16)
Average Assets	10,223	9,938	10,122	10,565	11,618	3	(12)	10,210	12,143	(16)
Shareholder Value Added	(293)	(488)	(374)	(459)	(581)	40	50	(1,614)	(2,097)	23
FULL-TIME EQUIVALENT EMPLOYEES (a)	361	367	359	340	320	(2)	13

Note: Prior periods have been adjusted to conform with current methodologies.

(a)	Represents actual period end amount for each respective quarter.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES (in millions)

						Dec 31, 2002

						Over (Under)

	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2002	2002	2002	2002	2001	2002	2001

PORTFOLIO INFORMATION
Public Securities (101 companies) (a) (b)
Carrying Value	$520	$488	$695	$705	$998	7%	(48)%
Cost	663	764	860	809	802	(13)	(17)
Private Direct Securities (945 companies) (b)
Carrying Value	5,865	5,694	5,707	6,054	6,289	3	(7)
Cost	7,316	7,186	7,066	7,317	7,544	2	(3)
Private Fund Investments (324 funds) (b)
Carrying Value	1,843	1,831	1,827	1,794	1,910	1	(4)
Cost	2,333	2,216	2,164	2,119	2,182	5	7

Total Investment Portfolio — Carrying Value	$8,228	$8,013	$8,229	$8,553	$9,197	3	(11)

Total Investment Portfolio — Cost	$10,312	$10,166	$10,090	$10,245	$10,528	1	(2)

Public Securities Investments at December 31, 2002
(dollars and shares in millions)

			Quoted
			Public
	Symbol	Shares	Value	Cost

Seagate Technology	STX	15.9	$171	$22
Encore Acquisition Company	EAC	4.9	90	34
Triton PCS Holdings, Inc.	TPC	16.0	63	71
Fisher Scientific International, Inc.	FSH	2.0	55	16
Guitar Center Inc.	GTRC	3.2	54	35
AT&T Wireless Services, Inc. (c)	AWE	5.8	33	4
United Auto Group, Inc.	UAG	2.6	32	30
1-800-FLOWERS.COM, Inc.	FLWS	3.9	24	14
Wesco International, Inc.	WCC	4.4	24	47
dj Orthopedics, Inc.	DJO	6.0	23	55

Top Ten Public Securities			$569	$328
Other Public Securities (91 companies)			192	335

Total Public Securities (101 companies)			$761	$663

(a)	Publicly traded positions only.

(b)	Represents the number of companies and funds at December 31, 2002.

(c)	Excludes 3.6 million shares held directly by the holding company and 0.9 million shares held by JPMorgan Chase Bank, which were received upon distribution from JPMP.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios)

						4QTR 2002				2002
						Over (Under)		FULL YEAR		Over (Under)
	4QTR	3QTR	2QTR	1QTR	4QTR
	2002	2002	2002	2002	2001	3Q 2002	4Q 2001	2002	2001	2001

OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	$2,154	$2,134	$2,098	$2,009	$1,822	1%	18%	$8,395	$6,933	21%
Fees and Commissions	599	1,228	1,129	890	778	(51)	(23)	3,846	2,875	34
Securities Gains	375	112	19	(13)	61	235	NM	493	378	30
All Other Revenue	228	216	175	188	223	6	2	807	765	5

TOTAL OPERATING REVENUE	3,356	3,690	3,421	3,074	2,884	(9)	16	13,541	10,951	24

EXPENSE:
Compensation Expense	632	677	668	645	599	(7)	6	2,622	2,367	11
Noncompensation Expense	1,049	946	931	873	854	11	23	3,799	3,250	17

TOTAL OPERATING EXPENSE	1,681	1,623	1,599	1,518	1,453	4	16	6,421	5,617	14

Operating Margin	1,675	2,067	1,822	1,556	1,431	(19)	17	7,120	5,334	33
Credit Costs	874	823	736	726	926	6	(6)	3,159	2,873	10

Operating Income Before Income Tax Expense	801	1,244	1,086	830	505	(36)	59	3,961	2,461	61
Income Tax Expense	301	447	407	316	181	(33)	66	1,471	923	59

OPERATING EARNINGS	$500	$797	$679	$514	$324	(37)	54	$2,490	$1,538	62

Average Common Equity	$10,279	$10,414	$10,380	$10,095	$9,458	(1)	9	$10,293	$9,118	13
Average Managed Assets (a)	188,219	178,595	175,329	175,340	165,926	5	13	179,404	162,753	10
Shareholder Value Added	187	477	366	212	35	(61)	NM	1,242	430	189
Return on Common Equity	19.2%	30.2%	26.1%	20.5%	13.5%	(1,100)bp	570bp	24.1%	16.7%	740bp
Overhead Ratio	50	44	47	49	50	600	—	47	51	(400)
FULL-TIME EQUIVALENT EMPLOYEES (b)	43,607	42,901	42,632	42,317	41,195	2%	6%
CHASE FINANCIAL SERVICES’ BUSINESSES
CHASE CARDMEMBER SERVICES:
Operating Revenues	$1,578	$1,563	$1,492	$1,359	$1,261	1	25	$5,992	$4,482	34%
Operating Earnings	152	242	175	147	172	(37)	(12)	716	497	44
CHASE HOME FINANCE:
Operating Revenues	$642	$975	$773	$529	$442	(34)	45	$2,919	$1,687	73
Operating Earnings	154	393	268	133	89	(61)	73	948	401	136
CHASE REGIONAL BANKING:
Operating Revenues	$684	$690	$702	$719	$734	(1)	(7)	$2,795	$3,056	(9)
Operating Earnings	89	87	99	124	105	2	(15)	399	470	(15)
CHASE MIDDLE MARKET:
Operating Revenues	$365	$384	$368	$376	$356	(5)	3	$1,493	$1,435	4
Operating Earnings	66	104	98	91	73	(37)	(10)	359	294	22
CHASE AUTO FINANCE:
Operating Revenues	$190	$167	$167	$172	$164	14	16	$696	$552	26
Operating Earnings	38	27	82	33	36	41	6	180	128	41

Note: Prior periods have been adjusted to conform with current methodologies.

(a)	Excludes the impact of credit card securitizations.

(b)	Represents actual period end amount for each respective quarter.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES BUSINESS-RELATED METRICS

							4QTR 2002				2002
	4QTR		3QTR	2QTR	1QTR	4QTR	Over (Under)		FULL YEAR		Over (Under)
	2002		2002	2002	2002	2001	3Q 2002	4Q 2001	2002	2001	2001

Chase Cardmember Services — Managed Basis
End-of-Period Outstandings (in billions)	$51.1		$51.1	$49.5	$48.9	$41.6	—%	23%	$51.1	$41.6	23%
Total Purchases & Cash Advances (a) (in billions)	21.2		23.0	20.9	18.9	20.3	(8)	4	84.0	72.2	16
Total Accounts (in millions)	29.2		28.6	28.1	27.7	23.9	2	22	29.2	23.9	22
Net Charge-Off Ratio	5.75%		5.59%	6.41%	5.82%	5.56%	16bp	19bp	5.89%	5.49%	40bp
30+ Day Delinquency Rate	4.67		4.47	4.17	4.58	4.77	20	(10)	4.67	4.77	(10)
Overhead Ratio	38		34	34	34	34	400	400	35	36	(100)
Chase Regional Banking
Total Average Deposits (in billions)	$70.6		$70.4	$70.0	$69.1	$66.3	—%	6%	$70.0	$65.8	6%
Total Average Assets Under Management (b) (in billions)	103.0	(c)	102.9	104.4	104.8	102.9	—	—	103.8	102.6	1
Number of Branches	528		533	533	538	531	(1)	(1)	528	531	(1)
Number of ATMs	1,876		1,884	1,878	1,895	1,907	—	(2)	1,876	1,907	(2)
Number of Online Customers (in thousands)	1,185		1,128	1,066	1,003	937	5	26	1,185	937	26
Overhead Ratio	79%		75%	75%	74%	73%	400bp	600bp	76%	70%	600bp
Chase Home Finance
Originations (in billions)	$60.9		$35.4	$26.5	$32.7	$50.4	72%	21%	$155.5	$184.2	(16)%
Loans Serviced (in billions)	426		435	436	426	430	(2)	(1)	426	430	(1)
Total Average Loans Owned (in billions)	59.7		54.2	54.1	56.9	57.3	10	4	56.2	55.7	1
Number of Customers (in millions)	4.0		4.1	4.1	4.0	4.0	(2)	—	4.0	4.0	—
Net Charge-Off Ratio	0.27%		0.21%	0.30%	0.21%	0.21%	6bp	6bp	0.25%	0.18%	7bp
Overhead Ratio	58		31	39	55	63	2,700	(500)	44	59	(1,500)
Chase Middle Market
Total Average Loans (in billions)	$14.1		$13.7	$13.5	$13.6	$14.1	3%	—%	$13.7	$14.3	(4)%
Total Average Deposits (in billions)	25.8		24.0	24.0	22.7	20.1	8	28	24.1	18.5	30
Nonperforming Average Loans as a % of Total Average Loans	1.59%		1.95%	1.89%	2.20%	2.21%	(36)bp	(62)bp	1.91%	2.35%	(44)bp
Overhead Ratio	60		51	56	53	60	900	—	55	57	(200)
Chase Auto Finance
Loan and Lease Receivables (in billions)	$36.4		$33.2	$29.3	$28.8	$28.4	10%	28%	$36.4	$28.4	28%
Origination Volume (in billions)	6.8		7.6	5.2	5.8	5.6	(11)	21	25.4	19.9	28
Market Share	5.7	%(c)	5.8%	5.1%	5.2%	5.2%	(10)bp	50bp	5.7%	5.2%	50bp
Net Charge-Off Ratio	0.53		0.59	0.38	0.53	0.70	(6)	(17)	0.51	0.53	(2)
Overhead Ratio	33		35	35	34	33	(200)	—	34	37	(300)

Note: Prior periods have been adjusted to conform with current methodologies.

(a)	Sum of total customer purchases, cash advances and balance transfers.

(b)	Assets under management includes deposits.

(c)	Estimated

SUPPLEMENTAL DETAIL

J.P. MORGAN CHASE & CO. NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL ON A REPORTED BASIS (in millions)

						4QTR 2002				2002
						Over (Under)		FULL YEAR		Over (Under)
	4QTR	3QTR	2QTR	1QTR	4QTR
	2002	2002	2002	2002	2001	3Q 2002	4Q 2001	2002	2001	2001

NONINTEREST REVENUE
Investment Banking Fees:
Advisory	$233	$143	$189	$191	$271	63%	(14)%	$756	$1,248	(39)%
Underwriting:
Equity	84	57	184	139	205	47	(59)	464	525	(12)
Debt	361	345	412	425	455	5	(21)	1,543	1,839	(16)

Total	$678	$545	$785	$755	$931	24	(27)	$2,763	$3,612	(24)

Trading-Related Revenue: (a)
Equities	$(20)	$(211)	$120	$223	$101	91	NM	$112	$1,307	(91)
Fixed Income and Other	1,273	576	1,016	1,497	803	121	59	4,362	4,972	(12)

Total	$1,253	$365	$1,136	$1,720	$904	243	39	$4,474	$6,279	(29)

Fees and Commissions:
Investment Management, Custody and Processing Services	$863	$923	$981	$992	$987	(7)	(13)	$3,759	$3,951	(5)
Credit Card Revenue	807	806	669	587	662	—	22	2,869	2,108	36
Brokerage and Investment Services	273	321	333	304	305	(15)	(10)	1,231	1,244	(1)
Mortgage Servicing Fees, Net of Amortization and Writedowns	(330)	323	257	48	(81)	NM	(307)	298	(230)	NM
Other Lending-Related Service Fees	160	128	128	130	118	25	36	546	495	10
Deposit Service Charges	277	288	273	290	277	(4)	—	1,128	1,023	10
Other Fees	232	216	244	233	225	7	3	925	890	4

Total	$2,282	$3,005	$2,885	$2,584	$2,493	(24)	(8)	$10,756	$9,481	13

Other Revenue: (b)
Residential Mortgage Origination/Sales Activities	$212	$213	$146	$100	$162	—	31	$671	$576	16
All Other Revenue	78	206	146	57	(11)	(62)	NM	487	322	51

Total	$290	$419	$292	$157	$151	(31)	92	$1,158	$898	29

NONINTEREST EXPENSE
Other Expense:
Professional Services	$378	$307	$311	$307	$289	23	31	$1,303	$1,139	14
Outside Services	249	256	240	249	213	(3)	17	994	888	12
Marketing	220	179	144	146	179	23	23	689	601	15
Travel and Entertainment	96	102	112	101	78	(6)	23	411	453	(9)
All Other	351	324	311	405	369	8	(5)	1,391	1,440	(3)

Total	$1,294	$1,168	$1,118	$1,208	$1,128	11	15	$4,788	$4,521	6

Note: Prior periods have been adjusted to conform with current methodologies.

(a)	Includes trading-related net interest income. See reconciliation from reported to operating basis on page 6.

(b)	In the third quarter of 2002, the “Provision for Loan Losses” was renamed “Provision for Credit Losses” and now includes the aggregate amount of the provision for loan losses and provision for lending-related commitments. The prior period provision for lending-related commitments was reclassified from “Other Revenue” to the “Provision for Credit Losses” category.

J.P. MORGAN CHASE & CO. CONSOLIDATED BALANCE SHEET (in millions)

						Dec 31, 2002
						Over (Under)

	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2002	2002	2002	2002	2001	2002	2001

ASSETS
Cash and Due from Banks	$19,218	$18,159	$21,878	$22,637	$22,600	6%	(15)%
Deposits with Banks	8,942	13,447	10,517	9,691	12,743	(34)	(30)
Federal Funds Sold and Securities Purchased under Resale Agreements	65,809	63,748	71,740	76,719	63,727	3	3
Securities Borrowed	34,143	35,283	48,429	40,880	36,580	(3)	(7)
Trading Assets:
Debt and Equity Instruments	165,199	151,264	159,746	144,992	118,248	9	40
Derivative Receivables	83,102	87,518	69,858	63,224	71,157	(5)	17
Securities	84,463	79,768	64,526	61,225	59,760	6	41
Loans (Net of Allowance for Loan Losses)	211,014	206,215	207,080	209,541	212,920	2	(1)
Private Equity Investments	8,228	8,013	8,229	8,553	9,197	3	(11)
Goodwill	8,096	8,108	8,089	8,055	8,336	—	(3)
Other Intangibles:
Mortgage Servicing Rights	3,230	3,606	5,689	6,918	6,579	(10)	(51)
Purchased Credit Card Relationships	1,269	1,337	1,426	1,508	519	(5)	145
All Other Intangibles	307	311	313	327	44	(1)	NM
Other Assets	65,780	64,982	63,026	58,238	71,165	1	(8)

TOTAL ASSETS	$758,800	$741,759	$740,546	$712,508	$693,575	2	9

LIABILITIES
Deposits:
Noninterest-Bearing	$82,029	$74,724	$73,529	$72,659	$76,974	10	7
Interest-Bearing	222,724	217,447	220,300	209,378	216,676	2	3

Total Deposits	304,753	292,171	293,829	282,037	293,650	4	4
Federal Funds Purchased and Securities Sold under Repurchase Agreements	169,483	154,745	162,656	152,837	128,445	10	32
Commercial Paper	16,591	13,775	14,561	23,726	18,510	20	(10)
Other Borrowed Funds	8,946	12,646	17,352	16,968	10,835	(29)	(17)
Trading Liabilities:
Debt and Equity Instruments	66,864	71,607	67,952	71,141	52,988	(7)	26
Derivative Payables	66,227	70,593	55,575	44,997	56,063	(6)	18
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	38,440	38,233	38,083	36,910	47,813	1	(20)
Long-Term Debt	39,751	39,113	42,363	37,322	39,183	2	1
Guaranteed Preferred Beneficial Interests in the Firm’s Junior Subordinated Deferrable Interest Debentures	5,439	5,439	5,439	5,439	4,439	—	23

TOTAL LIABILITIES	716,494	698,322	697,810	671,377	651,926	3	10
PREFERRED STOCK OF SUBSIDIARY	—	—	—	—	550	NM	NM
STOCKHOLDERS’ EQUITY
Preferred Stock	1,009	1,009	1,009	1,009	1,009	—	—
Common Stock	2,024	2,023	2,020	2,016	1,997	—	1
Capital Surplus	13,222	13,113	13,111	12,783	12,495	1	6
Retained Earnings	25,851	26,940	27,605	27,278	26,993	(4)	(4)
Accumulated Other Comprehensive Income (Loss)	1,227	1,465	79	(909)	(442)	(16)	NM
Treasury Stock, at Cost	(1,027)	(1,113)	(1,088)	(1,046)	(953)	8	(8)

TOTAL STOCKHOLDERS’ EQUITY	42,306	43,437	42,736	41,131	41,099	(3)	3

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$758,800	$741,759	$740,546	$712,508	$693,575	2	9

Note: Prior periods have been adjusted to conform with current methodologies.

J.P. MORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS (in millions, except rates)

						4QTR 2002				2002
						Over (Under)		FULL YEAR		Over (Under)
	4QTR	3QTR	2QTR	1QTR	4QTR
	2002	2002	2002	2002	2001	3Q 2002	4Q 2001	2002	2001	2001

AVERAGE BALANCES
ASSETS
Deposits with Banks	$13,074	$13,071	$9,287	$12,326	$10,810	—%	21%	$11,945	$9,119	31%
Federal Funds Sold and Securities Purchased under Resale Agreements	88,974	83,402	83,317	81,004	85,582	7	4	84,194	83,841	—
Securities and Trading Assets	229,120	205,232	201,512	180,951	188,988	12	21	204,337	196,166	4
Securities Borrowed	40,673	41,881	46,537	41,739	39,213	(3)	4	42,703	38,156	12
Loans	211,489	205,037	211,495	217,847	218,625	3	(3)	211,432	219,843	(4)

Total Interest-Earning Assets	583,330	548,623	552,148	533,867	543,218	6	7	554,611	547,125	1
Noninterest-Earning Assets	171,836	175,743	182,798	184,779	196,557	(2)	(13)	178,746	188,848	(5)

TOTAL ASSETS	$755,166	$724,366	$734,946	$718,646	$739,775	4	2	$733,357	$735,973	—

LIABILITIES
Interest-Bearing Deposits	$215,061	$214,932	$221,687	$218,049	$223,314	—	(4)	$217,417	$215,865	1
Federal Funds Purchased and Securities Sold under Repurchase Agreements	182,526	170,266	166,919	153,662	164,714	7	11	168,428	163,858	3
Commercial Paper	13,469	13,740	18,514	18,901	17,134	(2)	(21)	16,134	18,561	(13)
Other Borrowings (a)	65,591	66,014	78,614	67,408	55,388	(1)	18	69,393	64,029	8
Long-Term Debt	44,621	45,525	42,482	43,046	44,964	(2)	(1)	43,927	45,583	(4)

Total Interest-Bearing Liabilities	521,268	510,477	528,216	501,066	505,514	2	3	515,299	507,896	1
Noninterest-Bearing Liabilities	190,919	170,712	164,832	175,800	191,098	12	—	175,594	184,817	(5)

TOTAL LIABILITIES	712,187	681,189	693,048	676,866	696,612	5	2	690,893	692,713	—

PREFERRED STOCK OF SUBSIDIARY	—	—	—	354	550	NM	NM	87	550	(84)

Preferred Stock	1,009	1,009	1,009	1,009	1,009	—	—	1,009	1,186	(15)
Common Stockholders’ Equity	41,970	42,168	40,889	40,417	41,604	—	1	41,368	41,524	—

TOTAL STOCKHOLDERS’ EQUITY	42,979	43,177	41,898	41,426	42,613	—	1	42,377	42,710	(1)

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$755,166	$724,366	$734,946	$718,646	$739,775	4	2	$733,357	$735,973	—

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	1.48%	2.65%	3.31%	2.96%	3.76%	(117)bp	(228)bp	2.54%	4.96%	(242)bp
Federal Funds Sold and Securities Purchased under Resale Agreements	2.33	2.52	2.58	2.45	3.18	(19)	(85)	2.47	4.54	(207)
Securities and Trading Assets	4.62	4.98	5.18	5.35	5.40	(36)	(78)	5.01	5.67	(66)
Securities Borrowed	1.42	1.70	1.49	1.77	2.00	(28)	(58)	1.59	3.52	(193)
Loans	5.29	5.73	5.95	5.87	5.97	(44)	(68)	5.71	7.07	(136)
Total Interest-Earning Assets	4.22	4.58	4.74	4.79	5.00	(36)	(78)	4.57	5.90	(133)
INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	2.17	2.62	2.38	2.49	2.52	(45)	(35)	2.42	3.70	(128)
Federal Funds Purchased and Securities Sold under Repurchase Agreements	1.71	2.06	2.06	2.07	2.63	(35)	(92)	1.97	4.06	(209)
Commercial Paper	1.53	1.81	1.84	1.76	2.30	(28)	(77)	1.74	4.03	(229)
Other Borrowings	4.69	5.06	5.24	4.81	6.17	(37)	(148)	4.96	5.77	(81)
Long-Term Debt	3.68	3.22	3.10	3.35	3.58	46	10	3.34	5.01	(167)
Total Interest-Bearing Liabilities	2.44	2.78	2.75	2.72	3.04	(34)	(60)	2.67	4.21	(154)
TOTAL INVESTABLE FUNDS	2.18	2.59	2.63	2.55	2.83	(41)	(65)	2.48	3.91	(143)
INTEREST RATE SPREAD	1.78%	1.80%	1.99%	2.07%	1.96%	(2)	(18)	1.90%	1.69%	21

NET INTEREST MARGIN	2.04%	1.99%	2.11%	2.24%	2.17%	5	(13)	2.09%	1.99%	10

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.36%	2.31%	2.36%	2.47%	2.39%	5	(3)	2.37%	2.18%	19

(a)	Includes securities sold but not yet purchased.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions, except ratios)

						December 31, 2002
						Over (Under)

	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2002	2002	2002	2002	2001	2002	2001

CREDIT-RELATED ASSETS
COMMERCIAL LOANS
Domestic Commercial	$56,667	$62,901	$67,124	$64,068	$66,436	(10)%	(15)%
Foreign Commercial	34,881	34,585	37,577	37,684	38,428	1	(9)

Total Commercial Loans	91,548	97,486	104,701	101,752	104,864	(6)	(13)
Derivative Receivables	83,102	87,518	69,858	63,224	71,157	(5)	17

TOTAL COMMERCIAL CREDIT-RELATED	174,650	185,004	174,559	164,976	176,021	(6)	(1)
CONSUMER LOANS
Credit Card — Reported	19,677	20,508	21,036	24,746	19,387	(4)	1
Credit Card — Securitizations	30,722	29,843	27,499	23,225	21,424	3	43

Credit Card — Managed	50,399	50,351	48,535	47,971	40,811	—	23
1-4 Family Residential Mortgages	64,000	55,675	52,669	54,460	59,430	15	8
Auto Financings	33,615	30,612	26,666	26,002	25,667	10	31
Other Consumer (a)	7,524	7,197	7,014	7,586	8,096	5	(7)

TOTAL MANAGED CONSUMER LOANS	155,538	143,835	134,884	136,019	134,004	8	16

TOTAL MANAGED CREDIT-RELATED ASSETS	$330,188	$328,839	$309,443	$300,995	$310,025	—	7

NONPERFORMING ASSETS AND RATIOS
COMMERCIAL LOANS
Domestic Commercial	$2,059	$1,865	$1,402	$1,399	$1,275	10	61
Foreign Commercial	1,613	1,731	1,110	960	722	(7)	123

Total Commercial Loans	3,672	3,596	2,512	2,359	1,997	2	84
Derivative Receivables (b)	289	169	144	155	170	71	70

TOTAL	3,961	3,765	2,656	2,514	2,167	5	83
CONSUMER LOANS
Credit Card — Reported	15	17	18	19	22	(12)	(32)
Credit Card — Securitizations	—	—	—	—	—	NM	NM

Credit Card — Managed	15	17	18	19	22	(12)	(32)
1-4 Family Residential Mortgages	312	314	275	351	280	(1)	11
Auto Financings	118	108	103	98	118	9	—
Other Consumer (a)	76	68	54	66	79	12	(4)

Total Consumer Loans	521	507	450	534	499	3	4

TOTAL	4,482	4,272	3,106	3,048	2,666	5	68
Assets Acquired in Loan Satisfactions	190	140	142	130	124	36	53

TOTAL	4,672	4,412	3,248	3,178	2,790	6	67
Other Receivables (c)	108	1,130	1,130	1,130	1,130	(90)	(90)

TOTAL NONPERFORMING ASSETS (d)	$4,780	$5,542	$4,378	$4,308	$3,920	(14)	22

TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS	0.63%	0.75%	0.59%	0.60%	0.57%	(12)bp	6bp

PAST DUE 90 DAYS AND OVER AND ACCRUING
COMMERCIAL LOANS
Domestic Commercial	$57	$32	$29	$42	$30	78%	90%
Foreign Commercial	—	1	2	10	5	NM	NM

TOTAL COMMERCIAL CREDIT-RELATED	57	33	31	52	35	73	63
CONSUMER LOANS
Credit Card — Reported	451	447	505	619	449	1	—
Credit Card — Securitizations	630	526	457	478	457	20	38

Credit Card — Managed	1,081	973	962	1,097	906	11	19
1-4 Family Residential Mortgages	—	1	—	—	—	NM	NM
Auto Financings	—	—	—	—	1	NM	NM
Other Consumer (a)	22	26	37	45	36	(15)	(39)

TOTAL CONSUMER LOANS	1,103	1,000	999	1,142	943	10	17

TOTAL CR.-REL. ACCRUING ASSETS PAST DUE 90 DAYS	$1,160	$1,033	$1,030	$1,194	$978	12	19

(a)	Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and foreign consumer loans.

(b)	Includes $125 million of Enron-related surety receivables at December 31, 2002 that were the subject of recently settled litigation with credit-worthy entities.

(c)	These receivables at December 31, 2002 relate to the Enron-related letter of credit, which is the subject of litigation with a credit-worthy entity and are classified in Other Assets.

(d)	Nonperforming assets at December 31, 2002 have not been reduced for credit protection (single name credit default swaps and collateralized loan obligations) relating to nonperforming counterparties in amounts aggregating $66 million. Nonperforming assets exclude nonaccrual loans held for sale (“HFS”) of $43 million. HFS loans are carried at the lower of cost or market, and declines in value are recorded in Other Revenue.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

						4QTR 2002				2002
						Over (Under)		FULL YEAR		Over (Under)
	4QTR	3QTR	2QTR	1QTR	4QTR
	2002	2002	2002	2002	2001	3Q 2002	4Q 2001	2002	2001	2001

NET LOAN CHARGE-OFFS
COMMERCIAL LOANS
Domestic Commercial	$226	$307	$181	$207	$388	(26)%	(42)%	$921	$817	13%
Foreign Commercial	208	527	112	113	45	(61)	NM	960	165	NM

TOTAL COMMERCIAL LOANS	434	834	293	320	433	(48)	—	1,881	982	92
CONSUMER LOANS
Credit Card — Reported	286	333	433	337	274	(14)	4	1,389	990	40
Credit Card — Securitizations	430	354	334	321	264	21	63	1,439	1,048	37

Credit Card — Managed	716	687	767	658	538	4	33	2,828	2,038	39
1-4 Family Residential Mortgages	15	7	21	13	18	114	(17)	56	50	12
Auto Financings	47	47	29	38	50	—	(6)	161	137	18
Other Consumer (a)	54	45	45	45	43	20	26	189	176	7

TOTAL CONSUMER LOANS	832	786	862	754	649	6	28	3,234	2,401	35

TOTAL MANAGED NET LOAN CHARGE-OFFS	$1,266	$1,620	$1,155	$1,074	$1,082	(22)	17	$5,115	$3,383	51

NET LOAN CHARGE-OFF RATES — ANNUALIZED
COMMERCIAL LOANS
Domestic Commercial	1.61%	1.95%	1.13%	1.24%	2.04%	(34)bp	(43)bp	1.52%	1.02%	50bp
Foreign Commercial	2.30	6.66	1.24	1.34	0.53	(436)	177	2.63	0.50	213
TOTAL COMMERCIAL LOANS	1.88	3.53	1.17	1.27	1.58	(165)	30	1.93	0.87	106
CONSUMER LOANS
Credit Card — Reported	5.90	6.27	7.67	5.78	5.74	(37)	16	6.42	5.09	133
Credit Card — Securitizations	5.58	4.95	5.30	5.98	5.23	63	35	5.43	5.83	(40)
Credit Card — Managed	5.70	5.51	6.42	5.87	5.48	19	22	5.87	5.45	42
1-4 Family Residential Mortgages	0.10	0.05	0.16	0.09	0.12	5	(2)	0.10	0.09	1
Auto Financings	0.58	0.64	0.43	0.58	0.79	(6)	(21)	0.57	0.59	(2)
Other Consumer (a)	2.77	2.53	2.35	2.16	2.12	24	65	2.41	2.17	24
TOTAL CONSUMER LOANS	2.20	2.23	2.53	2.22	1.98	(3)	22	2.30	1.92	38
TOTAL MANAGED NET LOAN CHARGE-OFF RATES	2.08	2.75	1.96	1.82	1.80	(67)	28	2.15	1.42	73
ALLOWANCE FOR LOAN LOSSES AND RATIOS
Allowance for Loan Losses (b)	$5,350	$5,263	$5,006	$5,005	$4,524	2%	18%
To Total Loans	2.47%	2.49%	2.36%	2.33%	2.08%	(2)bp	39bp
To Total Nonperforming Loans	128	128	169	173	181	—	(5,300)
To Total Nonperforming Assets	112	95	114	116	115	1,700	(300)
ALLOWANCE COMPONENTS (b)
Commercial Specific and Expected	$2,216	$2,079	$1,806	$1,798	$1,724	7%	29%
Consumer Expected	2,360	2,365	2,387	2,518	2,105	—	12

Total Specific and Expected	4,576	4,444	4,193	4,316	3,829	3	20
Residual Component	774	819	813	689	695	(5)	11

Total	$5,350	$5,263	$5,006	$5,005	$4,524	2	18

(a)	Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and foreign consumer loans.

(b)	Represents period end balances for each respective quarter.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions)

	Dec 31	Sep 30	Dec 31
	2002	2002	2001

TELECOM AND RELATED INDUSTRIES (a)
CREDIT-RELATED ASSETS
Investment Grade	$3,069	$4,226	$4,050
Non-Investment Grade:
Non-Criticized	3,116	2,887	3,553
Criticized, Performing	773	962	1,107
Nonperforming	831	752	236

Total Non-Investment Grade	4,720	4,601	4,896

Total Credit-Related Assets	$7,789	$8,827	$8,946

COMMITMENTS
Investment Grade	$6,307	$5,881	$7,191
Non-Investment Grade:
Non-Criticized	1,960	2,041	3,494
Criticized, Performing	714	1,459	799

Total Non-Investment Grade	2,674	3,500	4,293

Total Commitments	$8,981	$9,381	$11,484

CABLE INDUSTRY
CREDIT-RELATED ASSETS
Investment Grade	$1,697	$1,095	$1,057
Non-Investment Grade:
Non-Criticized	699	807	1,896
Criticized, Performing	1,416	1,441	63
Nonperforming	532	394	39

Total Non-Investment Grade	2,647	2,642	1,998

Total Credit-Related Assets	$4,344	$3,737	$3,055

COMMITMENTS
Investment Grade	$984	$818	$926
Non-Investment Grade:
Non-Criticized	397	578	997
Criticized, Performing	257	294	39

Total Non-Investment Grade	654	872	1,036

Total Commitments	$1,638	$1,690	$1,962

MERCHANT ENERGY AND RELATED INDUSTRIES (b)
CREDIT-RELATED ASSETS
Investment Grade	$816	$859	$640
Non-Investment Grade:
Non-Criticized	260	546	723
Criticized, Performing	1,059	659	43
Nonperforming	378	170	—

Total Non-Investment Grade	1,697	1,375	766

Total Credit-Related Assets	$2,513	$2,234	$1,406

COMMITMENTS
Investment Grade	$2,764	$2,611	$3,207
Non-Investment Grade:
Non-Criticized	163	650	946
Criticized, Performing	790	746	50

Total Non-Investment Grade	953	1,396	996

Total Commitments	$3,717	$4,007	$4,203

Note — Investment grade: JPMorgan Chase’s internal risk ratings generally corresponds to that of a BBB-/Baa3 or better rating as defined by independent rating agencies, such as Standard & Poor’s or Moody’s.

Criticized: JPMorgan Chase’s internal risk ratings generally corresponds to that of a CCC+/Caa1 or below rating as defined by independent rating agencies.

(a) Telecom and Related Industries includes other companies with an interdependence upon the telecommunications sector. Prior periods presented herein are on a comparable basis.

(b) These amounts exclude Enron-related exposure.

J.P. MORGAN CHASE & CO. CAPITAL

							4QTR 2002					2002
							Over (Under)		FULL YEAR			Over (Under)
	4QTR		3QTR	2QTR	1QTR	4QTR
	2002		2002	2002	2002	2001	3Q 2002	4Q 2001	2002		2001	2001

SOURCES AND USES OF TIER 1 CAPITAL
(in billions)
Sources of Free Cash Flow
Operating Earnings Less Dividends	$—	(a)	$(0.4)	$0.5	$0.5	$(0.3)	NM	NM	$0.6	(a)	$1.0	(40)%
Preferred Stock and Equivalents/Other Items	(1.2	)(a)	(0.1)	(0.5)	0.2	(0.7)	NM	(71)%	(1.6	)(a)	(1.5)	(7)
Capital for Internal Asset Growth	(1.3	)(a)	(0.1)	0.6	0.5	1.4	NM	NM	(0.3	)(a)	(0.9)	67

Total Sources of Free Cash Flow	$(2.5)		$(0.6)	$0.6	$1.2	$0.4	(317)%	NM	$(1.3)		$(1.4)	7

Uses of Free Cash Flow
Increases (Decreases) in Capital Ratios	$(2.3	)(a)	$(0.6)	$0.9	$1.4	$0.5	(283)	NM	$(0.6	)(a)	$(0.9)	33
Acquisitions	—	(a)	—	—	—	—	NM	NM	—	(a)	0.1	NM
Repurchases Net of Stock Issuances	(0.2	)(a)	—	(0.3)	(0.2)	(0.1)	NM	(100)	(0.7	)(a)	(0.6)	(17)

Total Uses of Free Cash Flow	$(2.5)		$(0.6)	$0.6	$1.2	$0.4	(317)	NM	$(1.3)		$(1.4)	7

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted-Average Shares Outstanding	1,990.0		1,986.0	1,982.6	1,978.2	1,969.6	—	1	1,984.3		1,972.4	1
Diluted Weighted-Average Shares Outstanding	2,008.5		2,005.8	2,016.0	2,005.8	2,007.4	—	—	2,009.1		2,023.6	(1)
Common Shares Outstanding — at Period End	1,998.7		1,995.9	1,993.4	1,990.2	1,973.4	—	1	1,998.7		1,973.4	1
CASH DIVIDENDS DECLARED PER SHARE	$0.34		$0.34	$0.34	$0.34	$0.34	—	—	$1.36		$1.36	—
BOOK VALUE PER SHARE	20.66		21.26	20.93	20.16	20.32	(3)	2
SHARE PRICE
High	$26.14		$33.68	$38.75	$39.68	$40.95	(22)	(36)	$39.68		$59.19	(33)
Low	15.26		17.86	30.15	26.70	31.30	(15)	(51)	15.26		29.04	(47)
Close	24.00		18.99	33.92	35.65	36.35	26	(34)
CAPITAL RATIOS
Tier I Capital Ratio	8.2	%(a)	8.7%	8.8%	8.6%	8.3%	(50)bp	(10)bp
Total Capital Ratio	11.9	(a)	12.4	12.7	12.5	11.9	(50)	—
Tier I Leverage Ratio	5.1	(a)	5.4	5.4	5.4	5.2	(30)	(10)

Note: Prior periods have been adjusted to conform with current methodologies.

(a) Estimated

J.P. MORGAN CHASE & CO. Glossary of Terms

Average Managed Assets: Excludes the impact of credit card securitizations.

bp: Denotes basis points; 100 bp equals 1%.

Corporate: Includes Support Units and the effect remaining at the corporate level after the implementation of management accounting policies.

JPMorgan Partners (“JPMP”): JPMorgan Chase’s private equity business. Public securities held by JPMP are marked-to-market at the quoted public value less liquidity discounts, with the resulting unrealized gains/losses included in the income statement. JPMP’s valuation policy for public securities incorporates the use of liquidity discounts and price averaging methodologies in certain circumstances to take into account the fact that JPMP cannot immediately realize the quoted public values as a result of the regulatory, corporate and contractual sales restrictions generally imposed on these holdings. Private investments are initially carried at cost, which is viewed as an approximation of fair value. The carrying value of private investments is adjusted to reflect valuation changes. Evidence of valuation changes are the result of unaffiliated party transactions, or in the case of impairment, regular internal valuation reviews by senior investment professionals. Such reviews consider external market and industry indicators of value.

Managed Credit Card Receivables or Managed Basis: Refer to the credit card receivables on JPMorgan Chase’s balance sheet plus securitized credit card receivables.

NM: Not meaningful

Operating Basis or Operating Earnings: Represents reported results excluding the impact of merger and restructuring costs, special items, credit card securitizations and goodwill amortization.

Other Consumer Loans: Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured lines of credit and foreign consumer.

Overhead Ratio: Operating expense (excluding merger and restructuring costs and special items) as a percentage of the operating revenues.

Reported Basis: Financial statements prepared under generally accepted accounting principles. The reported basis includes the impact of credit card securitizations, merger and restructuring costs, special items, and the net effect of the change in accounting principle.

Segment Results — All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

SFAS 133: As a result of the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 133, “Accounting for Derivative Instruments and Hedging Activities”, net income in 2001 includes the cumulative effect of a transition adjustment of $(25) million, net of taxes. The impact on basic and diluted earnings per share was $(0.01).

SFAS 142: Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.”

Shareholder Value Added (“SVA”): Represents operating earnings less preferred dividends and an explicit charge for capital.

Special Items: Includes merger and restructuring costs and special items.

Trading-Related Revenue: Includes net interest income (“NII”) attributable to trading activities.

Unaudited: The financial statements and information included throughout this document are unaudited.